                                                                 Exhibit 10-37

                            TRIANGLE PHARMACEUTICALS, INC.
                           NOTICE OF GRANT OF STOCK OPTION


         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Triangle Pharmaceuticals, Inc. (the "Corporation"):

         OPTIONEE: ___________________________________________________________

         GRANT DATE:__________________________________________________________

         VESTING COMMENCEMENT DATE:___________________________________________

         EXERCISE PRICE:  $__________________________________________ per share

         NUMBER OF OPTION SHARES:______________________________________ shares

         EXPIRATION DATE: ____________________________________________________

         TYPE OF OPTION:  __________  Incentive Stock Option

                          __________  Non-Statutory Stock Option

         EXERCISE SCHEDULE:






         Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Triangle Pharmaceuticals, Inc. 1996 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

         Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining

Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

         DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:_________________________, 199


                                  TRIANGLE PHARMACEUTICALS, INC.


                                  By:_______________________________

                                  Title:____________________________



                                  __________________________________
                                  OPTIONEE

                                  Address:  ________________________


                                  __________________________________





ATTACHMENTS
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS


                                          2.

                                      EXHIBIT A

                                STOCK OPTION AGREEMENT

                                      EXHIBIT B

                             PLAN SUMMARY AND PROSPECTUS